UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549
                    --------------------------------

                            FORM 8-K

           Current Report Pursuant to Section13 or 15(d) of
                The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 1, 2005
                ---------------------------------

                       MONARCH SERVICES, INC.
         (Exact name of registrant as specified in its charter)


         Maryland                000-08512            52-1073628
(State or other jurisdiction (Commission File      (I.R.S. Employer
     of incorporation)            Number)         Identification No.)


           4517 Harford Road, Baltimore, Maryland 21214
        (Address of principal executive offices) (Zip Code)

                       (410) 254-9200
       (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)
            ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]   Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))




Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing


On August 1, 2005, Monarch Services, Inc. (the "Company") received a notice from the staff of the Nasdaq Stock Market Listing Qualifications Department informing the Company that the staff had determined to delist the Company's securities from The Nasdaq SmallCap Market at the opening of business on
August 10, 2005.   The Company does not currently intend to appeal the
staff's decision.

The staff's determination is a result of the Company's inability to certify its compliance with certain Nasdaq corporate governance requirements. In particular, the Company was not able to certify its compliance with Nasdaq Marketplace Rules 4350(c)(1) (requiring listed companies to have a board of directors with a majority of independent directors) and 4350(d)(2) (requiring listed companies to have an audit committee of at least three members, each of whom must be independent).

Upon delisting, the Company's securities may become eligible to trade on the OTC Bulletin Board but only if a market maker makes application to register in and quote the Company's securities in accordance with Rule 15c2-11 of the Securities Exchange Act of 1934, as amended, and such application is approved.

On August 5, 2005, the Company issued a press release announcing its receipt of the delisting notice. The full text of the press release is attached as
Exhibit 99. and is incorporated herein by reference.

Item 9.01. 	Financial Statements and Exhibits

 (c)   Exhibits.

       99.   Press release





                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MONARCH SERVICES, INC.
                                           ----------------------
                                            (  Registrant)


Date:
August 5, 2005                            By:/s/Marshall Chadwell
                                          -----------------------
                                          Marshall Chadwell
                                          Chief Financial Officer




                         EXHIBIT INDEX


                 Exhibit No.           Description
                 -----------          -------------
                   99.                Press release